Exhibit 10.28



                                                                     WF&G DRAFT
                                                                     5/14/96



                          REGISTRATION RIGHTS AGREEMENT


               THIS AGREEMENT is made as of May , 1996 between Fine Host Corporation, a Delaware corporation (the "Company") and the shareholders set forth on the signature page hereto (each a "Shareholder" and collectively, the "Shareholders").

               WHEREAS, each of the Shareholders is a holder of the number of shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, set forth opposite such Shareholder's name on the signature page hereto; and

               WHEREAS, the Company and the Shareholders desire to provide for the registration of the Common Stock held by the Shareholders, as set forth in this Agreement.

               NOW, THEREFORE, in consideration of the above and the mutual covenants contained herein, the parties hereto agree as follows:

               Section 1. Definitions. As used in this Agreement the following
                          -----------
capitalized terms shall have the following meanings:

               Business Day: Any day other than a Saturday, Sunday or a day on
               ------------
which banking institutions in the State of New York are authorized or obligated by law or executive order to remain closed.

               Person: Any individual, corporation, partnership, association,
               ------
limited liability company, trust, unincorporated organization or other entity.

               Registrable Securities: The shares of Common Stock set forth
               ----------------------
opposite each Shareholder's name on the signature page hereto, and any securities into which such Common Stock shall have hereafter been changed, converted or exchanged (pursuant to a transaction with the Company or any of its affiliates or by way of any merger, consolidation or other reorganization or any similar transaction) or which have been received as a dividend or distribution with respect thereto; provided, however, that any particular securities shall
                      --------  -------
cease to be Registrable Securities upon the earlier of the following occurrences: (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) all such securities are eligible to be sold to the public pursuant to Rule 144 in a single three-month period or (iii) such securities shall have ceased to be outstanding.

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               Registration Expenses: All expenses incident to the Company's
               ---------------------
performance of or compliance with the registration requirements set forth in this Agreement, including without limitation the following: (i) all registration, filing and stock exchange listing fees, (ii) the reasonable fees, disbursements and expenses of the Company's counsel and accountants (including the cost of any special audit letters required in connection with the performance by the Company of its obligations hereunder), (iii) all reasonable expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and (iv) all expenses in connection with the qualification of Registrable Securities to be disposed of for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the underwriters, if any, in connection with such qualification and any blue sky or legal investment memoranda.

               Rule 144: Rule 144 promulgated under the Securities Act, or any
               --------
successor rule of similar effect.

               SEC:  The United States Securities and Exchange Commission.
               ---

               Securities Act:  The Securities Act of 1933, as amended, or
               --------------
any successor statute.

               Shelf Registration Statement: A "shelf" registration statement on
               ----------------------------
Form S-3 filed by the Company pursuant to Rule 415 promulgated under the Securities Act, or any successor rule of similar effect. The Company shall use reasonable efforts to remain eligible to use Form S-3. If the Company is not so eligible, it shall take all actions reasonably requested by any Shareholder to fulfill the purposes and intents hereof.

               Section 2.  Registration.
                           ------------

                      2.1  Shelf Registration.
                           ------------------

                      (a) Promptly following the one-year anniversary of the closing of the Company's initial public offering, the Company shall file with the SEC, in accordance with the procedures herein set forth, a Shelf Registration Statement providing for the sale by each of the Shareholders, from time to time, of the Registrable Securities held by such Shareholders. The Company shall use reasonable efforts to cause the Shelf Registration Statement to be declared effective as promptly as reasonably practicable after the filing thereof and thereafter to keep it continuously effective until the date when all securities which were Registrable Securities registered under such registration statement cease to be Registrable Securities.

                      (b) The Company further agrees to supplement or make amendments to the Shelf Registration Statement, if required


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

by the rules, regulations or instructions applicable to the registration form utilized by the Company, or by the Securities Act or the rules and regulations thereunder for shelf registrations, or as reasonably requested by the Shareholders.

                      2.2 Draw Down Notice; Blockage. Each Shareholder agrees to
                          --------------------------
provide the Company with at least five (5) Business Days notice of his intent to draw down all or any portion of the Registrable Securities under the Shelf Registration Statement (a "Draw Down Notice"). If the Company notifies such Shareholder within three (3) Business Days of its receipt of a Draw Down Notice that a sale of Registrable Securities under the Shelf Registration Statement is not permissible under applicable law or Company policy with respect to employees, such Shareholder agrees not to sell Registrable Securities under the Shelf Registration Statement. If the Company notifies such Shareholder that such a sale is permissible, or fails to notify such Shareholder that such a sale is not permissible within three (3) Business Days, such Shareholder shall have a period of thirty (30) days from the expiration of such five (5) Business Days to sell the Registrable Securities pursuant to the Shelf Registration Statement; provided, however, that no Shareholder shall sell Registrable Securities in any
- --------  ------
three-month period in excess of the number of shares of Common Stock such Shareholder would be permitted to sell within the volume limitations of Rule 144(e) under the Securities Act if such shares of Common Stock were permitted to be sold under Rule 144. In the event a sale of Registrable Securities is not permissible under applicable law or Company policy with respect to employees, the Company shall promptly notify such Shareholder when such Shareholder may sell Registrable Securities pursuant to the Shelf Registration Statement. No Shareholder will sell Registrable Securities pursuant to the Shelf Registration Statement except as expressly permitted by this Section 2.2.

               Section 3. Registration Procedures. When the Company is required
                          -----------------------
to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 hereof, the Company will as promptly as is reasonably practicable:

                      (a) prepare, file and use reasonable efforts to cause to become and remain effective a registration statement under the Securities Act covering such Registrable Securities to be offered;

                      (b) prepare and file with the SEC such amendments, supplements and exhibits to such registration statement (on a suitable registration form) and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities for the period of time set forth in Section 2.1(a);



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

                      (c) furnish to the Shareholders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as the Shareholders may reasonably request;

                      (d) use reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Shareholders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Shareholders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                      (e) during any period in which a Shareholder is permitted to sell Registrable Securities pursuant to Section 2.2 hereof, immediately notify such Shareholder of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at the request of such Shareholder during such time prepare and furnish to the Shareholders as promptly as reasonably practicable a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                      (f) promptly notify the Shareholders of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction and use reasonable efforts to obtain promptly the withdrawal of any such order;

                      (g) if requested by any Shareholder, use reasonable efforts to cause all Registrable Securities covered by the registration statement to be listed on each securities


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

exchange on which similar securities issued by the Company are then listed; and

                      (h) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and the securities exchange on which the Registrable Securities may be listed, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder.

               The Company may require the Shareholders to furnish the Company such information regarding the Shareholders and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC or the securities exchange on which the Registrable Securities may be listed in connection with any registration effected pursuant to this Agreement.

               Section 4. Registration Expenses. The Company shall pay all
                          ---------------------
Registration Expenses incurred in connection with the registration effected pursuant to this Agreement. Each Shareholder shall pay any underwriting discounts and commissions and transfer taxes applicable to the Registrable Securities sold for the account of such Shareholder. The Shareholders shall also pay the fees and expenses of their counsel and other advisors, if any.

               Section 5.  Indemnification.
                           ---------------

                      (a) The Company shall indemnify and hold harmless each Shareholder against any losses, claims, damages, liabilities and expenses, joint or several, to which such Shareholder may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or action or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Shareholder for any reasonable legal or other expenses reasonably incurred by such Shareholder in connection with investigating or defending any such claim, action or proceeding; provided that the Company shall not be liable in any such
                      --------
case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an


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

untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Shareholder specifically for inclusion therein.

                      (b) Each Shareholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this
Section 5) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by such Shareholder to the Company specifically for inclusion in such registration statement or prospectus.

                      (c) Any Shareholder, the Company and any other Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the consent of the indemnifying party (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                      (d) No Shareholder shall be liable for indemnification or contribution in connection with a registration effected pursuant to this Agreement in an aggregate amount that exceeds the gross proceeds received by such Shareholder in connection with such registration.

                      (e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable

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

by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                      (f) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities by the Shareholders.

               Section 6.  Miscellaneous.
                           -------------

                      6.1 Governing Law. This Agreement shall be construed,
                          -------------
performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

                      6.2 Severability. In the event that any part of this
                          ------------
Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, all of the other provisions of this Agreement shall remain in full force and effect, and any such unenforceability in any jurisdiction shall not render unenforceable such provision in any other jurisdiction.

                      6.3    Notices.  All notices, requests, demands and other
                             -------
communications under this Agreement shall be in writing and shall be effective upon receipt. Such notices, requests, demands and communications shall be addressed to the respective parties as follows:



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


                      If to the Company:

                             Fine Host Corporation
                             3 Greenwich Office Park
                             Greenwich, Connecticut 06831
                             Telecopier No.: (203) 629-5089
                             Attention:  Richard E. Kerley

                      If to the Shareholders:

                             Fine Host Corporation
                             3 Greenwich Office Park
                             Greenwich, Connecticut 06831
                             Telecopier No.: (203) 629-5089
                             Attention:  Randy B. Spector

Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

                      6.4 Amendments; Waivers. This Agreement may be amended or
                          -------------------
modified, and any of the terms, covenants or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term or covenant contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as furthering or continuing waiver of any such condition, or of the breach of any other provision, term or covenant of this Agreement.

                      6.5 Section and Paragraph Headings. The section and
                          ------------------------------
paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                      6.6 Counterparts. This Agreement may be executed in
                          ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

                      6.7 Business Days. If the date on which any action to be
                          -------------
taken under this Agreement is to occur (including, but not limited to, the delivery of notices) falls on a day which is not a Business Day, such action will be deemed timely taken if taken on the first Business Day following.

                      6.8 Successors and Assigns. The registration rights
                          ----------------------
pursuant to this Agreement shall not be assignable to any person without the Company's prior written consent. In all other respects, this Agreement shall inure to the benefit of, and be binding on, the successors and assigns of the parties hereto.



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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                                   FINE HOST CORPORATION


                                                   By:
                                                      ------------------------
                                                      Name:
                                                      Title:



                                                   SHAREHOLDERS:



                                                   ---------------------------
                                                   Richard E. Kerley
                                                   Number of Shares: _________



                                                   ---------------------------
                                                   Randy B. Spector
                                                   Number of Shares: _________



                                                   ---------------------------
                                                   Douglas M. Stabler
                                                   Number of Shares: _________



                                                   ---------------------------
                                                   Randall K. Ziegler
                                                   Number of Shares: _________



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